Exhibit 99.1
Knoxville Market Expansion Dynamic Growth Opportunity M. Terry Turner, President and CEO Harold Carpenter, CFO April 9, 2007

Forward looking statements Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward- looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) the inability of Pinnacle to continue to grow its loan portfolio at historic rates in the Nashville-Davidson-Murfreesboro MSA and at planned rates in the Knoxville MSA, (iii) increased competition with other financial institutions, (iv) lack of sustained growth in the economy in the Nashville-Davidson-Murfreesboro MSA and the Knoxville MSA, (v) rapid fluctuations or unanticipated changes in interest rates, (vi) the inability of Pinnacle to satisfy regulatory requirements for its expansion plans, (vii) the inability of Pinnacle to execute its expansion plans and (viii) changes in the legislative and regulatory environment. A more detailed description of these and other risks is contained in Pinnacle's most recent annual report on Form 10-K. Many of such factors are beyond Pinnacle's ability to control or predict, and readers are cautioned not to put undue reliance on such forward- looking statements. Pinnacle disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Safe Harbor Statements

Fastest growing bank in the nation's "class of 2000" 9 de novo branch offices 225 new hires with 24 years average experience FD EPS growth of 39% in 2005 and 2006 Pinnacle Track Record Successful execution of de novo growth strategy

Large, growing metropolitan market Attractive competitive landscape Ability to attract large cadre of experienced bankers Meets aggressive growth and profitability targets Pinnacle's unique ability to penetrate the market Opportunity to replicate the Nashville model Why Knoxville?

Frequently Articulated Growth Strategies Grow organically in the Nashville MSA Acquire high growth Middle Tennessee banks Enter other Tennessee markets on a de novo basis

Organic asset growth targets in Nashville MSA Frequently Articulated Growth Strategies Millions 2006 2007 2008 2009 2010 Plan 2100 2450 2800 3150 3500 Actual 2142 $2.1 billion Targeted ROA of 1.30% by 2010 $3.5 billion March 2007

Frequently Articulated Growth Strategies Enter other Tennessee markets on a de novo basis ? 3. Memphis ? 1. Nashville ? 2. Knoxville Pinnacle's bias for market extensions has been de novo versus acquisition. Criteria for market extensions include: Only launch when PNFP can recruit FAs to build a $500 - $750 million bank in five years Cross breakeven in 12 months Support with additional common stock, as necessary

Pinnacle's Keys to Success Effective strategies Strong metropolitan market Vulnerable regional bank competitors Urban community bank experience

Pinnacle's Keys to Success Focus on small businesses and affluent consumers Provide distinctive service and effective advice Hire a large cadre of experienced bankers Offer a full line of financial services Provide extraordinary convenience Effective strategies

Hire a large cadre of experienced bankers Nathan Hunter - 32 years in Knoxville Mike DiStefano - 22 years in Knoxville 26 experienced bankers by year-end 2007 Pinnacle's Keys to Success

Pinnacle's Keys to Success #9 hottest relocation city #5 best place for business and careers Stable employment base: University of Tennessee Tennessee Valley Authority Oak Ridge National Laboratory Strong metropolitan market

Pinnacle's Keys to Success Strong metropolitan market Deposit Growth Actuals 1997-2006 - Forecast at 4.5% annual growth thru 2011 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Source: FDIC for 1997-2006 actuals and PNFP for 2007-2011 Projected Deposit Growth Anticipated Population Growth 6.7% growth by 2011 616,079 667,530 712,005 560,000 580,000 600,000 620,000 640,000 660,000 680,000 700,000 720,000 Base 2000 Current 2006 Proj 2011 Source: SNL

Office Vacancy Rates (2006 data) 12.8% 10.1% 15.3% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% Knoxville Nashville US Source: www.knoxmpc.org Pinnacle's Keys to Success Strong metropolitan market Unemployment (as of December 2006) 3.3% 3.5% 4.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Knoxville Nashville US Source: SNL Financial Source: SNL Financial Projected Household Income Change (projected from 2006 to 2011) 18.21% 19.67% 17.77% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Knoxville Nashville US Source: SNL Financial

Pinnacle's Keys to Success Vulnerable regional bank competitors Aggregate Market Share 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 FTN 24.15 24.56 24.01 22.8 21.85 21.21 20.26 20.68 21.93 21.47 Regions / ASO 26.61 24.51 23.41 23.27 22.72 21.38 21.72 21.04 19.99 18.63 SunTrust 15.56 16.67 16.53 17.26 17.34 17.84 19.23 18.6 17.45 17.53 Other Regionals 6.14 6.33 6.6 7 7.5 8.39 8.51 9.36 9.22 9.74 Regionals 66.62 65.74 63.95 63.34 61.91 60.42 61.21 60.33 59.37 57.63 Community 27.54 27.94 29.45 29.65 30.59 31.19 30.28 30.31 31.42 32.63 Home Federal 14.84 14.41 14.65 14.59 14.56 14.92 14.33 14.02 13.54 12.47 FTN 24.15 24.56 24.01 22.8 21.85 21.21 20.26 20.68 21.93 21.47 SunTrust 15.56 16.67 16.53 17.26 17.34 17.84 19.23 18.6 17.45 17.53 Regions / ASO 26.61 24.51 23.41 23.27 22.72 21.38 21.72 21.04 19.99 18.63 FTN 24.15 24.56 24.01 22.8 21.85 21.21 20.26 20.68 21.93 21.47 SunTrust 15.56 16.67 16.53 17.26 17.34 17.84 19.23 18.6 17.45 17.53 FTN 24.15 24.56 24.01 22.8 21.85 21.21 20.26 20.68 21.93 21.47 Aggregate market share for the big 3 in Knoxville MSA has declined almost 10% in the last 10 years. Source: FDIC - 6/06 Top 3 banks in Knoxville are First Horizon, AmSouth/Regions and SunTrust.

Pinnacle's Keys to Success Market Share - Knoxville MSA - June 2006 Rank Institution Total Deposits ($000) Total Share (%) Total Share (%) 06-05 Share Diff (%) 1 First Tennessee $ 2,161,624 21.47% ( .46)% ( .46)% 2 AmSouth / Regions 1,876,445 18.64% (1.35)% (1.35)% 3 SunTrust 1,765,311 17.53% .08% .08% 4 Home Federal 1,256,144 12.47% (1.07)% (1.07)% 5 BB&T 741,652 7.37% 0.76% 0.76% 6 First National Bank 326,826 3.25% 0.34% 0.34% Source: FDIC Vulnerable regional bank competitors

Pinnacle's Keys to Success Urban community bank experience Previous Knoxville community bank experience by Turner, McCabe Sophisticated products (only available at regional banks) Treasury management Wealth management Distinctive service (only available at community banks) Experienced associates Courier deposit pickup Free ATM usage worldwide Ability to win in the core county of the MSA

Performance Targets for Knoxville Key planning assumptions 2007 2008 2009 2010 2011 Associate hiring plan 26 39 51 59 63 Facilities 2 2 4 5 5 Loan growth targets (millions) $ 100 $ 225 $ 375 $ 490 $ 600 Deposit growth targets (millions) $ 62 $ 155 $ 280 $ 365 $ 450 Targeted FD EPS $ (0.08) $ 0.01 $ 0.10 $ 0.23 $ 0.34

Performance Targets for Knoxville Projected growth only 3%-4% of Knoxville market Pinnacle Knoxville Projected Market Share 2007-2011 0.6% 1.4% 2.4% 3.0% 3.6% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2007 2008 2009 2010 2011

Performance Targets for Knoxville Projected 2007 results (dollars in millions) Average loan balances of approx. $40 million Hire 26 associates by year-end One full service office and one LPO operational in 2007 Interest income 3.16 $ Interest expense (1.89) Net interest income 1.27 Provision (1.10) Fees 0.19 Compensation 2.04 Occupancy and equipment 0.37 Other expense 0.26 Total expense 2.67 (2.31) Income taxes 0.90 Net income (loss) (1.41) $

EPS targets for Knoxville Conservative assumptions compared to Nashville start up (*) Year 1 for Nashville is from inception (Feb 2000) thru December 2000. In that year, PNFP began Nashville operations in October 2000. Year 1 for Knoxville is for the period from April 2007 thru December 2007. $(1.41) $(0.29) $0.35 $0.69 $(0.08) $0.01 $0.10 $0.23 $0.34 $0.11 $(1.50) $(1.00) $(0.50) $- $0.50 $1.00 Year 1 (*) Year 2 Year 3 Year 4 Year 5 Nashville Actuals Knoxville Targets

2006 2007 2008 2009 2010 Plan 2100 2450 2800 3150 3500 Actual 2142 $2.1 billion Targeted ROA of 1.20% by 2010 Organic asset targets in Nashville and Knoxville Update of Long Term Targets Millions $4.1 billion

Attractive Valuation (despite dilution) High Growth Peer Group Comparisons * PNFP 2007 consensus earnings forecast at $1.53 per fully diluted share (Source: SNL) less $0.08 dilution for the Knoxville expansion

Large, growing metropolitan market Attractive competitive landscape Ability to attract large cadre of experienced bankers Meets aggressive growth and profitability targets Pinnacle's unique ability to penetrate the market Opportunity to replicate the Nashville model Why Knoxville?

2 large, fast-growing metropolitan markets Extremely attractive competitive landscapes Reliable track record for growth and execution Strong asset quality Rapid and sustainable earnings growth Attractive valuation Why PNFP?

Knoxville Market Expansion Dynamic Growth Opportunity Questions?